UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 22, 2013, American Realty Capital Properties, Inc. (the “Company”) and American Realty Capital Trust III, Inc. (the “Target”) issued a joint press release announcing that the companies have filed their definitive proxy materials for their proposed merger-related transactions, as contemplated by the Agreement and Plan of Merger, dated December 14, 2012, by and among Company, ARC Properties Operating Partnership, L.P., Tiger Acquisition LLC, Target and American Realty Capital Operating Partnership III, L.P. The Company and Target have both scheduled their Special Meetings of Stockholders for February 26, 2013.

A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

About the Company

The Company is a publicly traded Maryland corporation listed on The NASDAQ Capital Market that qualified as a real estate investment trust for U.S. federal income tax purposes for the taxable year ended December 31, 2011, focused on acquiring and owning single tenant freestanding commercial properties subject to net leases with high credit quality tenants. Additional information about the Company can be found on its website at www.americanrealtycapitalproperties.com.

Additional Information and Where to Find It

In connection with the proposed merger, the Company and Target have filed a definitive proxy statement with the SEC on January 22, 2013 and commenced mailing the definitive proxy statement and a form of proxy to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://www.americanrealtycapitalproperties.com, and copies of the documents filed by Target with the SEC are available free of charge on Target’s website at http://www.arct-3.com.

Participants in Solicitation

The Company, Target and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Target’s stockholders in respect of the proposed merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on May 4, 2012 and its Current Report on Form 8-K filed with the SEC on October 16, 2012. Information regarding Target’s directors and executive officers can be found in Target’s definitive proxy statement filed with the SEC on April 24, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the definitive proxy statement filed in connection with the proposed merger with the SEC on January 22, 2013 and other relevant documents regarding the proposed merger filed with the SEC. These documents are available free of charge on the SEC’s website and from the Company or Target, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and the Target’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Merger Agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the approval by the Company’s stockholders of the issuance of Company Common Stock in connection with the Merger and the approval by the Target’s stockholders of the Merger; market volatility; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in the Company’s and the Target’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company and the Target disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Joint Press Release dated January 22, 2013 issued by American Realty Capital Properties, Inc. and American Realty Capital Trust III, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

January 22, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors